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                    U. S. Securities and Exchange Commission
                            Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

       Date of Report (Date of earliest event reported) October 24, 1996



                           NEWCARE HEALTH CORPORATION
                           --------------------------
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


                                    0-24110
                                    -------
                            (Commission File Number)


                                   86-0594391
                                   ----------
                      (IRS Employer Identification Number)


                 3600 OAK MANOR LANE, BLDG. 4, LARGO, FL 33774
                 ---------------------------------------------
                    (Address of principal executive office)


                                 (813) 586-4262
                                 --------------

                          (Registrant's phone number)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS


On October 24, 1996, NewCare Health Corporation ("NewCare") signed a definitive agreement with NCS Healthcare of Florida, Inc. ("NCS") to sell all the operating assets of NewCare's Spectrum Health Services, Inc. subsidiary for cash and the assumption of certain Spectrum debt by NCS. Spectrum operates in the businesses of institutional and correctional pharmacy, medical supply and equipment, home infusion and I. V. services. The consideration paid by NCS was approximately $10,167,000. Of this amount, approximately $7,646,000 was received in cash, $680,000 was held in escrow pending the outcome of inventory, accounts receivable, and certain other adjustments and approximately $1,841,000 was in the form of liabilities assumed by NCS. In connection with the transaction NewCare paid approximately $531,000 of the cash proceeds to retire certain Spectrum obligations and borrowings that were not assumed by NCS and to pay certain costs of the transaction. Spectrum's assets and liabilities as of September 30, 1996, subject to certain adjustments, was used in determining the consideration paid by NCS for Spectrum.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired - Not applicable

         (b)  Pro forma Financial Statements

         At the time of this filing it is impracticable to provide the required pro forma financial statements related to the disposition of Spectrum. NewCare will file such financial statements as soon as practicable but not later than 60 days from November 7, 1996.



         (c)     Exhibits:

Exhibit
Number           Description
------           -----------

  2.1            Asset Purchase Agreement, dated October 24, 1996.

 99.1 Press Release on the NewCare's contract to sell the operating assets of its subsidiary Spectrum Health Services, Inc. dated October 24, 1996.
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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NewCare Health Corporation





                                        By:    /s/  Henry H. Sherrill, Jr.
                                            ----------------------------------
                                            Principal Financial and
                                            Accounting Officer and
                                            Authorized Signatory for the
                                            Registrant


November 7, 1996
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                               INDEX TO EXHIBITS


Number                    Description                               Page
------                    -----------                               ----

 2.1             Asset Purchase Agreement, dated October 24, 1996

99.1 Press Release by NewCare on the sale of the operating assets of its subsidiary Spectrum
                 Health Services, Inc. to NCS dated October 24, 1996